Exhibit 1-1

NORTHEAST UTILITIES AND SUBSIDIARIES
1.1a  PRO FORMA CONSOLIDATED BALANCE SHEET -- ASSETS
AS OF MARCH 31, 2001
Unaudited
(Thousands of Dollars)

                                                                                                      PRO
                                                                                                     FORMA
                                                                                                    GIVING
                                                                                  PRO               EFFECT
                                                                                  FORMA              TO
                                                               PER BOOK           ADJ.               ADJ.
Utility Plant, at Cost:
  Electric                                                  $    6,009,696 $      (63,798) 1   $    5,945,898
  Gas and other                                                    860,351                            860,351
                                                               -----------     ----------         -----------
                                                                 6,870,047        (63,798)          6,806,249
    Less: Accumulated provision
      for depreciation                                           3,487,588        (49,677) 1        3,437,911
                                                               -----------     ----------         -----------
                                                                 3,382,459        (14,121)          3,368,338
  Construction work in progress                                    206,851                            206,851
  Nuclear fuel, net                                                 29,264                             29,264
                                                               -----------     ----------         -----------
    Total net utility plant                                      3,618,574        (14,121)          3,604,453
                                                               -----------     ----------         -----------
Other Property and Investments:
  Nuclear decommissioning
    trusts, at market                                               57,170                             57,170
  Investments in regional nuclear
    generating companies, at equity                                 62,480                             62,480
  Other, at cost                                                   171,066         (1,873) 1          169,193
                                                               -----------     ----------         -----------
                                                                   290,716         (1,873)            288,843
                                                               -----------     ----------         -----------
Current Assets:
  Cash and cash equivalents                                      1,472,454         17,550  1        1,490,004
  Investments in securitizable assets                               86,431                             86,431
  Receivables, net                                                 702,573                            702,573
  Unbilled revenues                                                118,927                            118,927
  Fuel, materials and supplies,
    at average cost                                                 94,195           (660) 1           93,535
  Prepayments and other                                            139,635                            139,635
                                                               -----------     ----------         -----------
                                                                 2,614,215         16,890           2,631,105
                                                               -----------     ----------         -----------
Deferred Charges:
  Regulatory assets                                              4,031,123                          4,031,123
  Unamortized debt expense                                          40,735                             40,735
  Goodwill and other
    purchased intangible assets                                    334,512                            334,512
  Prepaid pensions                                                 157,455                            157,455
  Other                                                            158,605         (1,000) 1          157,605
                                                               -----------     ----------         -----------
                                                                 4,722,430         (1,000)          4,721,430
                                                               -----------     ----------         -----------
    Total Assets                                            $   11,245,935 $         (104)     $   11,245,831
                                                               ===========     ==========         ===========


NORTHEAST UTILITIES AND SUBSIDIARIES
1.1b PRO FORMA CONSOLIDATED BALANCE SHEET -- CAPITALIZATION AND LIABILITIES AS OF MARCH 31, 2001
Unaudited
(Thousands of Dollars)

                                                                                                      PRO
                                                                                                     FORMA
                                                                                                    GIVING
                                                                                  PRO               EFFECT
                                                                                  FORMA              TO
                                                               PER BOOK           ADJ.               ADJ.
Capitalization:
  Common shares                                             $      744,037 $                   $      744,037
  Capital surplus, paid in                                       1,086,918                          1,086,918
  Deferred contribution plan -
     employee stock ownership plan                                (111,264)                          (111,264)
  Retained earnings                                                593,646           (104)  1         593,542
  Accumulated other
    comprehensive income                                             5,745                              5,745
                                                               -----------     ----------         -----------
    Total common stockholders' equity                            2,319,082           (104)          2,318,978
  Preferred stock not subject to
     mandatory redemption                                          116,200                            116,200
  Long-term debt                                                 2,148,297                          2,148,297
                                                               -----------     ----------         -----------
    Total capitalization                                         4,583,579           (104)          4,583,475
                                                               -----------     ----------         -----------
Rate Reduction Bonds                                             1,438,400                          1,438,400
                                                               -----------     ----------         -----------
Minority Interest in Consolidated Subsidiary                       100,000                            100,000
                                                               -----------     ----------         -----------
Obligations Under Capital Leases                                    17,363                             17,363
                                                               -----------     ----------         -----------
Current Liabilities:
  Notes payable to banks                                         1,111,416                          1,111,416
  Long-term debt and preferred
     stock - current portion                                       243,859                            243,859
  Obligations under capital
     leases - current portion                                      144,840                            144,840
  Accounts payable                                                 653,281                            653,281
  Payable to Millstone 3 joint owners                               84,512                             84,512
  Accrued taxes                                                    376,944                            376,944
  Accrued interest                                                  58,753                             58,753
  Other                                                            136,163                            136,163
                                                               -----------     ----------         -----------
                                                                 2,809,768              0           2,809,768
                                                               -----------     ----------         -----------
Deferred Credits and Other
  Long-term Liabilities:
  Accumulated deferred income taxes                              1,358,660                          1,358,660
  Accumulated deferred investment
    tax credits                                                    131,760                            131,760
  Deferred contractual obligations                                 237,108                            237,108
  Other                                                            569,297                            569,297
                                                               -----------     ----------         -----------
                                                                 2,296,825              0           2,296,825
                                                               -----------     ----------         -----------

    Total Capitalization and Liabilities                    $   11,245,935 $         (104)     $   11,245,831
                                                               ===========     ==========         ===========


NORTHEAST UTILITIES AND SUBSIDIARIES
1.2a  PRO FORMA CONSOLIDATED INCOME STATEMENT
FOR THE 12 MONTHS ENDED MARCH 31, 2001
Unaudited
(Thousands of Dollars)

                                                                                                      PRO
                                                                                                     FORMA
                                                                                                    GIVING
                                                                                  PRO               EFFECT
                                                                                  FORMA              TO
                                                               PER BOOK           ADJ.               ADJ.
Operating Revenues                                          $    6,294,843 $                   $    6,294,843
                                                                ----------     ----------          ----------
Operating Expenses:
  Operation -
    Fuel, purchased and net
      interchange power                                          3,719,825                          3,719,825
    Other                                                          830,952                            830,952
  Maintenance                                                      293,797                            293,797
  Depreciation                                                     240,035                            240,035
  Amortization of regulatory assets, net                           950,863                            950,863
  Federal and state income taxes                                   221,989                            221,989
  Taxes other than income taxes                                    256,112                            256,112
  Gain on sale of utility plant                                   (653,297)                          (653,297)
                                                                ----------     ----------          ----------
      Total operating expenses                                   5,860,276              0           5,860,276
                                                                ----------     ----------          ----------
Operating Income                                                   434,567              0             434,567
                                                                ----------     ----------          ----------
Other Income/(Loss):
  Gain related to Millstone sale                                   202,159                            202,159
  Loss on share repurchase contracts                               (43,443)                           (43,443)
  Other, net                                                       (18,175)          (104) 1          (18,279)
  Income taxes                                                       2,552                              2,552
                                                                ----------     ----------          ----------
      Other (loss)/income, net                                     143,093           (104)            142,989
                                                                ----------     ----------          ----------
Income before interest charges                                     577,660           (104)            577,556
                                                                ----------     ----------          ----------
Interest Charges:
  Interest on long-term debt                                       181,452                            181,452
  Other interest                                                   118,797                            118,797
                                                                ----------     ----------          ----------
      Interest charges, net                                        300,249              0             300,249
                                                                ----------     ----------          ----------
Income after interest charges                                      277,411           (104)            277,307

Preferred dividends of subsidiaries                                 12,108                             12,108
                                                                ----------     ----------          ----------
Income/(loss) before extraordinary loss and
  cumulative effect of accounting change                           265,303           (104)            265,199

Extraordinary loss, net of tax benefit                            (233,881)                          (233,881)
                                                                ----------     ----------          ----------
Income/(loss) before cumulative effect
  of accounting change                                              31,422           (104)             31,318

Cumulative effect of accounting change,
  net of tax benefit                                               (22,432)                           (22,432)
                                                                ----------     ----------          ----------
Net Income/(Loss)                                           $        8,990 $         (104)     $        8,886
                                                                ==========     ==========          ==========



NORTHEAST UTILITIES AND SUBSIDIARIES
1.2b  PRO FORMA CONSOLIDATED STATEMENT OF RETAINED EARNINGS
AS OF MARCH 31, 2001
Unaudited
(Thousands of Dollars)

                                                                                                      PRO
                                                                                                     FORMA
                                                                                                    GIVING
                                                                                  PRO               EFFECT
                                                                                  FORMA              TO
                                                               PER BOOK           ADJ.               ADJ.
Balance at beginning of period                              $      642,092 $                   $      642,092

Net income                                                           8,990           (104) 1            8,886

Cash dividends on common stock                                     (57,436)                           (57,436)
                                                                ----------     ----------          ----------
Balance at end of period                                    $      593,646 $         (104)     $      593,542
                                                                ==========     ==========          ==========



NORTHEAST UTILITIES AND SUBSIDIARIES
1.2c  PRO FORMA CONSOLIDATED CAPITAL STRUCTURE
AS OF MARCH 31, 2001
Unaudited
(Thousands of Dollars)

                                                                                                      PRO
                                                                                                     FORMA
                                                                                                    GIVING
                                                                                  PRO               EFFECT
                                                                                  FORMA              TO
                                                               PER BOOK           ADJ.               ADJ.
Long-term debt*                                             $    2,148,297 $                   $    2,148,297

Preferred stock not subject
  to mandatory redemption*                                         116,200                            116,200

Common stock equity                                              2,319,082           (104) 1        2,318,978
                                                               -----------   ------------        ------------
        Total Capitalization                                $    4,583,579 $         (104)     $    4,583,475
                                                               ===========   ============        ============

*Does not include current portion



NORTHEAST UTILITIES AND SUBSIDIARIES
1.2d  PRO FORMA ADJUSTMENT TO FINANCIAL STATEMENTS
(Thousands of Dollars)

                                                         Debit         Credit
1) Cash and cash equivalents                                17,550
   Accumulated provision for depreciation                   49,677
   Other, net                                                  104
   Utility plant - electric                                               63,798
   Other, at cost                                                          1,873
      Fuel, materials and supplies, at average cost                          660
      Deferred charges - other                                             1,000

      To record sale of certain Holyoke Water Power Company assets.

EXHIBIT 2-1

HOLYOKE WATER POWER COMPANY AND SUBSIDIARY
2.1a  PRO FORMA CONSOLIDATED BALANCE SHEET -- ASSETS
AS OF MARCH 31, 2001
Unaudited
(Thousands of Dollars)

                                                                                               PRO
                                                                                              FORMA
                                                                                             GIVING
                                                                        PRO                  EFFECT
                                                                        FORMA                 TO
                                                    PER BOOK            ADJ.                  ADJ.
Utility Plant, at Original Cost:
  Electric                                        $      100,937 $      (63,798)  1,2   $       37,139
    Less: Accumulated provision
      for depreciation                                    81,428        (49,677)   1            31,751
                                                    ------------   ------------           ------------
                                                          19,509        (14,121)                 5,388
  Construction work in progress                            1,031                                 1,031
                                                    ------------   ------------           ------------
    Total net utility plant                               20,540        (14,121)                 6,419
                                                    ------------   ------------           ------------
Other Property and Investments:
  Nonutility property, at cost                             3,474         (1,873)   1             1,601
  Other investments, at cost                                   2                                     2
                                                    ------------   ------------           ------------
                                                           3,476         (1,873)                 1,603
                                                    ------------   ------------           ------------
Current Assets:
  Cash                                                       173         17,550    3            17,723
  Notes receivable from
    affiliated companies                                  16,200                                16,200
  Accounts receivable                                        808                                   808
  Accounts receivable from
    affiliated companies                                   5,194                                 5,194
  Taxes receivable                                           437                                   437
  Fuel, materials and supplies,
    at average cost                                        4,041           (660)   4             3,381
  Prepayments and other                                    1,362                                 1,362
                                                    ------------   ------------           ------------
                                                          28,215         16,890                 45,105
                                                    ------------   ------------           ------------
Deferred Charges:
  Unamortized debt expense                                   788                                   788
  Other                                                      326         (1,000)   5              (674)
                                                    ------------   ------------           ------------
                                                           1,114         (1,000)                   114
                                                    ------------   ------------           ------------
    Total Assets                                  $       53,345 $         (104)        $       53,241
                                                    ============   ============           ============


HOLYOKE WATER POWER COMPANY AND SUBSIDIARY
2.1b PRO FORMA CONSOLIDATED BALANCE SHEET -- CAPITALIZATION AND LIABILITIES AS OF MARCH 31, 2001
Unaudited
(Thousands of Dollars)

                                                                                               PRO
                                                                                              FORMA
                                                                                             GIVING
                                                                        PRO                  EFFECT
                                                                        FORMA                 TO
                                                    PER BOOK            ADJ.                  ADJ.
Capitalization:
  Common stock                                    $        2,400 $                      $        2,400
  Capital surplus, paid in                                 6,000                                 6,000
  Retained earnings                                       (6,424)          (104)2,3,4,5         (6,528)
  Accumulated other
    comprehensive income                                      (5)                                   (5)
                                                    ------------   ------------           ------------
    Total common stockholder's equity                      1,971           (104)                 1,867
  Long-term debt                                          38,300                                38,300
                                                    ------------   ------------           ------------
    Total capitalization                                  40,271           (104)                40,167
                                                    ------------   ------------           ------------
Current Liabilities:
  Accounts payable                                         2,384                                 2,384
  Accounts payable to affiliated companies                 1,273                                 1,273
  Accrued taxes                                              662                                   662
  Accrued interest                                           473                                   473
  Other                                                      126                                   126
                                                    ------------   ------------           ------------
                                                           4,918              0                  4,918
                                                    ------------   ------------           ------------
  Deferred Credits:
  Accumulated deferred income taxes                           22                                    22
  Other                                                    8,134                                 8,134
                                                    ------------   ------------           ------------
                                                           8,156              0                  8,156
                                                    ------------   ------------           ------------

    Total Capitalization and Liabilities          $       53,345 $         (104)        $       53,241
                                                    ============   ============           ============


HOLYOKE WATER POWER COMPANY AND SUBSIDIARY
2.2a  PRO FORMA CONSOLIDATED INCOME STATEMENT
FOR THE 12 MONTHS ENDED MARCH 31, 2001
Unaudited
(Thousands of Dollars)

                                                                                               PRO
                                                                                              FORMA
                                                                                             GIVING
                                                                        PRO                  EFFECT
                                                                        FORMA                 TO
                                                    PER BOOK            ADJ.                  ADJ.
Operating Revenues                                $       71,757 $                      $       71,757
                                                    ------------   ------------           ------------
Operating Expenses:
  Operation --
    Energy and purchased capacity costs                   44,188                                44,188
    Other                                                  6,458                                 6,458
  Maintenance                                              8,118                                 8,118
  Depreciation                                             2,120                                 2,120
  Federal and state income taxes                           2,626                                 2,626
  Taxes other than income taxes                            3,250                                 3,250
                                                    ------------   ------------           ------------
      Total operating expenses                            66,760              0                 66,760
                                                    ------------   ------------           ------------
Operating Income                                           4,997              0                  4,997
                                                    ------------   ------------           ------------
Other (Loss)/Income:
  Other, net                                                (847)          (104)2,3,4,5           (951)
  Income taxes, net                                        1,063                                 1,063
                                                    ------------   ------------           ------------
      Other income/(loss), net                               216           (104)                   112
                                                    ------------   ------------           ------------
Income/(loss) before interest charges                      5,213           (104)                 5,109
                                                    ------------   ------------           ------------
Interest Charges:
  Interest on long-term debt                               2,567                                 2,567
  Other interest                                              38                                    38
                                                    ------------   ------------           ------------
    Interest charges, net                                  2,605              0                  2,605
                                                    ------------   ------------           ------------
Income/(loss) before extraordinary loss                    2,608           (104)                 2,504

Extraordinary loss, net of tax benefit                   (19,664)                              (19,664)
                                                    ------------   ------------           ------------
Net Loss                                          $      (17,056)$         (104)        $      (17,160)
                                                     ===========    ===========            ===========



HOLYOKE WATER POWER COMPANY AND SUBSIDIARY
2.2b  PRO FORMA CONSOLIDATED STATEMENT OF RETAINED EARNINGS
AS OF MARCH 31, 2001
Unaudited
(Thousands of Dollars)

                                                                                               PRO
                                                                                              FORMA
                                                                                             GIVING
                                                                        PRO                  EFFECT
                                                                        FORMA                 TO
                                                    PER BOOK            ADJ.                  ADJ.
Balance at beginning of period                    $       10,611 $                      $       10,611

Net loss                                                 (17,056)          (104)2,3,4,5        (17,160)

Other                                                         21                                    21
                                                    ------------   ------------           ------------
Balance at end of period                          $       (6,424)$         (104)        $       (6,528)
                                                      ==========    ===========            ===========


HOLYOKE WATER POWER COMPANY AND SUBSIDIARY
2.2c  PRO FORMA CONSOLIDATED CAPITAL STRUCTURE
AS OF MARCH 31, 2001
Unaudited
(Thousands of Dollars)

                                                                                               PRO
                                                                                              FORMA
                                                                                             GIVING
                                                                        PRO                  EFFECT
                                                                        FORMA                 TO
                                                    PER BOOK            ADJ.                  ADJ.
Long-term debt*                                   $       38,300 $                      $       38,300

Common stock equity                                        1,971           (104)2,3,4,5          1,867
                                                    ------------   ------------           ------------
        Total Capitalization                      $       40,271 $         (104)        $       40,167
                                                     ===========   ============           ============

*Does not include current portion.



HOLYOKE WATER POWER COMPANY AND SUBSIDIARY
2.2d  PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS
(Thousands of Dollars)

                                                            Debit      Credit
  1) Accumulated provision for depreciation                49,677
         Utility plant - Electric                                     47,804
         Nonutility property, at cost                                  1,873

         To record net book value of assets to be sold.


  2) Other, net                                            15,994
         Utility plant - Electric                                     15,994

         To record net book value of assets sold.


  3) Cash                                                  17,550
         Other, net                                                   17,550

         To record cash received from sale.


  4) Other, net                                               660
         Fuel, materials and supplies, at average cost                   660

         To record book value of material and supplies inventory included in the sale.

  5) Other, net                                             1,000
         Deferred charges - other                                      1,000

         To record transaction costs associated with sale.